SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 31, 2012

Date of report (Date of earliest event reported)

VRDT CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

000-52677	45-2405975
(Commission File Number)	(IRS EIN)

12223 Highland Avenue, Suite 106-542, Rancho Cucamonga, California 91739

(Address of principal executive offices)

(909) 786-1981

(Registrant’s telephone number)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06- Change in Shell Company Status

Supporting Registrant’s cessation of shell status were the opening of offices in China and Hong Kong, as disclosed in Registrant’s Form 10-K filed June 29, 2012, and the forming of the following partnerships, also disclosed in Registrant’s Form 10-K filed June 29, 2012:

●	WindStrip, LLC;
●	Harbin Coslight Power Co., Ltd;
●	Delta Motorsport Limited;
●	Talesun Solar USA, Ltd.

Finally, Registrant realized its first sale of battery systems on August 6, 2012 , as disclosed in Registrant’s 10-Q filed on November 19, 2012.

The Registrant has a strong board and a number of key employee working on projects intended to be commercially viable. The Registrant has a business plan and is executing the plan. The Registrant has acquired inventory for resale.

By virtue of the above activities, Registrant has ceased being a shell company, as defined in Rule 12b-2, as of August 6, 2012.

Item 9.01 - Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1(1)	Joint Development Agreement between Verdant Automotive Corporation and WindStrip, LLC	Filed previously

10.1(2)	Memorandum of Agreement between Verdant Automotive Corporation and Harbin Coslight Power Co., Ltd.	Filed previously

10.1(3)	Memorandum of Agreement between VRDT Corporation and Delta Motorsports	Filed previously

10.1(4)	Joint Development Agreement between VRDT Corporation and Talesun Solar USA, Ltd.	Filed previously

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2013	VRDT CORPORATION (Registrant)

	By:	/s/ Dennis Hogan
Dennis Hogan
Chief Financial Officer